SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 14, 2004



                         Progenics Pharmaceuticals, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                   000-23143                13-3379479
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)



        777 Old Saw Mill River Road, Tarrytown, New York      10591
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           (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                          -----------------


        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Section 8 - Other Events

         Item 8.01       Other Events

                         Progenics announced the appointment of Alton B. Kremer, M.D., Ph.D. to Vice President, Clinical Research, a newly created position in the Company. Dr. Kremer will be responsible for medical aspects of the Company's clinical trials.


Section 9 - Financial Statements and Exhibits

         Item 9.01       Financial Statement and Exhibits

                (c)      the following exhibits are filed with this report

                          Exhibit Number               Description
                          99.1              Press release dated October 14, 2004
                                                                ----------------






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROGENICS PHARMACEUTICALS, INC.


                                   By:  /s/ ROBERT A. MCKINNEY
                                     -------------------------------------------
                                            Robert A. McKinney
                                            Vice President, Finance & Operations


Date: October 14, 2004